UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2017

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2017, Galectin Therapeutics, Inc. (the “Company”) and Richard E. Uihlein entered into a Line of Credit Agreement (the “Credit Agreement”). The Credit Agreement provides the Company a line of credit of up to $10.0 million. Borrowings under the credit line are at the Company’s discretion through December 31, 2018. Advances under the line of credit bear interest at the Applicable Federal Rate for short term loans, which is currently 1.51%. Principal and interest are due on December 31, 2019 unless sooner prepaid in the discretion of the Company. In connection with the Credit Agreement, the Company issued a common stock purchase warrant (the “Warrant”) to Mr. Uihlein to purchase one million shares of the Company’s common stock, exercisable at $5.00 per share. The Warrant vested with respect to 500,000 shares of common stock upon signing of the Credit Agreement and will vest with respect to the remaining underlying shares of common stock, ratably upon borrowings under the Credit Agreement, if any.

The foregoing description of the Credit Agreement and the Warrant is not complete and is qualified in its entirety by reference to the Credit Agreement and form of Warrant, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Report and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information contained above under Item 1.01 is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant.

10.1	Line of Credit Agreement, dated as of December 19, 2017, by and between Richard E. Uihlein and the Company.

99.1	Press Release dated December 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 19, 2017	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer